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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Seccurities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 20, 2006


                              Southwest Airlines Co.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Texas                         1-7259                   74-1563240
----------------------------       ------------            -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)

   P. O. Box 36611, Dallas, Texas                              75235-1611
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:   (214) 792-4000

                                 Not Applicable
            -----------------------------------------------------------
            Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry Into A Material Definitive Agreement.

           On April 20, 2006, Southwest Airlines Co. (Southwest) and The Boeing Company entered into an agreement providing for the exercise by Southwest of options to purchase seventy-nine (79) Boeing 737-700 Aircraft for delivery in 2007 through 2012. In addition, Southwest converted 115 "Rollover Option Aircraft" to "Option Aircraft", with delivery positions in 2008 through 2012. Southwest's remaining 54 Rollover Option Aircraft (to be referred to as Purchase Right Aircraft in the future), may be delivered through December 31, 2014, if Southwest elects to purchase such aircraft. As a result of this transaction, Southwest has firm orders and options to purchase Boeing 737-700 aircraft as follows:

Firm Orders and Options to Purchase Boeing 737-700 Aircraft

Delivery Year        Firm Orders           Options          Purchase Rights
    2006                 33*
    2007                 36
    2008                 30                    6
    2009                 18                   18
    2010                 10                   32
    2011                 10                   30
    2012                 10                   30
 2008-2014                                                        54
   Totals               147                  116                  54

*Seven of these Aircraft had been delivered as of April 20, 2006.


Item 2.02  Results of Operations and Financial Condition.

           On April 20, 2006, the Registrant issued a press release announcing First Quarter 2006 financial results. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

    The information furnished in Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Southwest Airlines Co.

April 20, 2006                        By:     /s/ Laura Wright
                                    Name:     Laura Wright
                                   Title:     Senior Vice President-Finance
                                              Chief Financial Officer


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                              Exhibit Index

Exhibit No.    Description
99.1           Registrant's First Quarter 2006 Earnings Release.


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